Land Use Rights, Net (Details) - Land use rights	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Land Use Rights, Net
Land use rights at cost	$ 22,149,116	¥ 144,726,756	¥ 144,726,756
Accumulated amortization	(2,616,866)	(17,099,127)	(14,266,551)
Total	19,532,250	127,627,629	130,460,205
Amount pledged as collateral for borrowings from the financial institutions	$ 1,542,063	¥ 10,076,146	¥ 8,904,935